VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Communication Services—24.6%
Adevinta ASA Class B (Norway)(1)	3,000,019	$ 21,671
Ascential plc (United Kingdom)(1)	7,886,329	24,922
Auto Trader Group plc (United Kingdom)	8,903,285	60,151
Baltic Classifieds Group plc (United Kingdom)(1)(2)	31,842,371	50,545
Dayamitra Telekomunikasi PT (Indonesia)	751,466,000	35,310
Infrastrutture Wireless Italiane SpA (Italy)	2,687,707	27,276
Moneysupermarket.com Group plc (United Kingdom)	13,367,102	28,329
New Work SE (Germany)	241,565	34,276
Rightmove plc (United Kingdom)	10,027,639	69,382
		351,862

Consumer Discretionary—7.0%
Allegro.eu S.A. (Poland)(1)	6,454,616	34,344
Goldlion Holdings Ltd. (Hong Kong)	20,967,882	3,794
Max Stock Ltd. (Israel)(2)	8,799,684	17,401
Mercari, Inc. (Japan)(1)	2,559,600	36,787
Victorian Plumbing Group plc (United Kingdom)(1)	10,881,777	7,418
		99,744

Consumer Staples—6.4%
Anhui Gujing Distillery Co., Ltd. Class B (China)	3,178,001	49,573
Heineken Malaysia Bhd (Malaysia)	8,146,400	42,548
		92,121

Energy—2.1%
Pason Systems, Inc. (Canada)	2,667,296	30,233
Financials—11.7%
Euroz Hartleys Group Ltd. (Australia)	2,885,972	3,595
Gruppo MutuiOnline SpA (Italy)	1,196,954	30,255
Hargreaves Lansdown plc (United Kingdom)	3,249,962	31,167
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)(2)	4,072,919	44,622
Nordnet AB publ (Sweden)	1,050,587	13,731
Numis Corp. plc (United Kingdom)	2,248,464	6,870
Sabre Insurance Group plc (United Kingdom)	12,119,038	30,316
VNV Global AB (Sweden)(1)	2,662,473	6,262
		166,818

Health Care—6.6%
Haw Par Corp., Ltd. (Singapore)	9,325,012	73,765
Nakanishi, Inc. (Japan)	1,217,600	21,475
		95,240

Industrials—27.6%
Boa Vista Servicos S.A. (Brazil)	18,130,203	18,534
CAE, Inc. (Canada)(1)	1,828,159	45,051
Enento Group Oyj (Finland)(1)	1,039,346	22,600
Haitian International Holdings Ltd. (China)	22,664,813	57,913
HeadHunter Group plc ADR (Russia)(3)	2,282,731	2
Howden Joinery Group plc (United Kingdom)	2,210,362	16,214
Knorr-Bremse AG (Germany)	713,887	40,713
Lumax International Corp., Ltd. (Taiwan)(2)	5,805,259	13,589
Marel HF (Iceland)	7,350,492	32,892
Meitec Corp. (Japan)	2,182,500	35,179
MTU Aero Engines AG (Germany)	302,524	55,068
	Shares	Value

Industrials—continued
Rotork plc (United Kingdom)	501,853	$ 1,470
S-1 Corp. (South Korea)	1,117,051	55,233
		394,458

Information Technology—8.9%
Alten S.A. (France)	429,740	46,746
Bouvet ASA (Norway)(2)	7,015,972	41,955
Brockhaus Technologies AG (Germany)(1)(2)	774,496	13,757
FDM Group Holdings plc (United Kingdom)	2,430,708	25,121
		127,579

Materials—2.6%
Corp. Moctezuma SAB de C.V. (Mexico)	11,570,944	36,825
Total Common Stocks (Identified Cost $1,725,297)		1,394,880

Warrant—0.0%
Financials—0.0%
VNV Global AB (Sweden)(1)	1,748,895	46
Total Warrant (Identified Cost $0)		46

Total Long-Term Investments—97.5% (Identified Cost $1,725,297)		1,394,926

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(4)	17,836,288	17,836
Total Short-Term Investment (Identified Cost $17,836)		17,836

TOTAL INVESTMENTS—98.8% (Identified Cost $1,743,133)		$1,412,762
Other assets and liabilities, net—1.2%		17,615
NET ASSETS—100.0%		$1,430,377

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Affiliated investment.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Schedule of Investments

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2022
($ reported in thousands)
Country Weightings†
United Kingdom	28%
Germany	10
China	8
Japan	7
Canada	5
Singapore	5
Norway	5
Other	32
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$1,394,880	$1,394,878	$2
Warrant	46	46	—
Money Market Mutual Fund	17,836	17,836	—
Total Investments	$1,412,762	$1,412,760	$2
There were no securities valued using  significant observable inputs (Level 2) at June 30, 2022.
Security held by the Fund with an  end of period value of $2 was transferred from Level 1 to Level 3 due to a decrease in trading activities at  period end.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND  NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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